Exhibit 10.21

Uppsala 09-30-2013

Replaces previous resignation notice period in employment contract for Margareta Eriksson 520208-6244 dated 11-30-2008.

Resignation notice period is six months if the resignation is initiated by Oasmia Pharmaceutical AB, and three months if the resignation is initiated by the employee.

Employer	Employee

(signature)	(signature)

Annette Ljungmark	Margareta Eriksson
Economy and human resources
Oasmia Pharmaceutical AB

Oasmia Pharmaceutical AB Vallongatan 1, 75228, Uppsala

Telephone 018 51 54 40 Fax 18 51 08 73

info@oasmia.com www.oasmia.com

Organization number 5563326676

  Notification of new salary

   Information about the employee

		Last Name Eriksson	First Name Margareta

Administrator Annette Ljungmark	Telephone number 018-56 96 77		Personal Code Number 520208-6244	Employee number 1050

In connection to this year’s salary revision your salary has increased.

As of April 1st 2013 your monthly salary is 60,000 SEK.

Retroactive salary will be paid out during regular pay day.

Uppsala May 27th 2013	Uppsala June 5th 2013

Oasmia Pharmaceutical AB

(signature)	(signature)
Economy and Human Resources

Annette Ljungmark	Margareta Eriksson

Oasmia Pharmaceutical AB Vallongatan 1, 75228, Uppsala

Telephone 018 51 54 40 Fax 18 51 08 73

info@oasmia.com www.oasmia.com

Organization number 5563326676

oasmia

Employment contract

Prepared	11-30-2008
Name	Margareta Eriksson
Personal code number	520208-6244
Address	Rasbo-Arsta 6
75596, Uppsala
Telephone number	018-36 57 29
Position title	Head of Clinical Development

Employment status	Permanent employment
Valid as of	12-01-2008
Work hours	Monday – Friday 0800 – 1645, flex hours ± 1 hour
Resignation notice period	Two months from either party
Job duties	See job description enclosure
Vacation	30 days
Monthly salary	48,000 SEK

Insurance	In accordance with the law
Enclosure	Additional contract in regard to trade secrets, confidentiality and competitive activity in effect as of 05-12-2008

Uppsala 11-30-2008

Oasmia Pharmaceutical AB (public)	Employee

(signature)	(signature)

Julian Aleksov	Margareta Eriksson
Executive director

Oasmia Pharmaceutical AB

Vallongatan 1

SE-75228, Uppsala, Sweden

Telephone +46 18 51 54 40

Fax +46 18 51 08 73

info@oasmia.com

www.oasmia.com

Vat number SE5563326676